UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2017

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Morgan Stanley (the “Company”) held on Monday, May 22, 2017, shareholders approved the amended and restated Equity Incentive Compensation Plan (the “EICP”) to increase the number of shares of common stock available to be granted under the EICP by 50 million shares, to extend the term of the EICP for an additional five years, and to re-approve, for purposes of Section 162(m) of the Internal Revenue Code, the performance criteria set forth in the EICP.

For a description of the terms and conditions of the EICP, as amended and restated as of March 30, 2017, see “Summary of the EICP as Proposed to be Amended and Restated” under “Item 5. Company Proposal to Approve the Amended and Restated Equity Incentive Compensation Plan” in the proxy statement filed with the Securities and Exchange Commission on April 7, 2017 for the Annual Meeting (the “2017 Proxy”), which description is incorporated herein by reference. The description of the EICP contained in the 2017 Proxy is qualified in its entirety by reference to the full text of the EICP, a copy of which is filed hereto as Exhibit 10.1.

At the Annual Meeting, the shareholders also approved the amended and restated Directors’ Equity Capital Accumulation Plan (“DECAP”) to increase the number of shares of common stock available to be granted under the DECAP by 1 million shares.

For a description of the terms and conditions of the DECAP, as amended and restated as of March 30, 2017, see “Summary of the DECAP as Proposed to be Amended and Restated” under “Item 6. Company Proposal to Approve the Amended and Restated Directors’ Equity Capital Accumulation Plan” in the 2017 Proxy, which description is incorporated herein by reference. The description of DECAP contained in the 2017 Proxy is qualified in its entirety by reference to the full text of DECAP, a copy of which is filed hereto as Exhibit 10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as independent auditor, (iii) approve the compensation of executives as disclosed in the 2017 Proxy (a non-binding advisory vote), (iv) vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the 2017 Proxy (a non-binding advisory vote), (v) approve the amended and restated EICP and (vi) approve the amended and restated DECAP. Shareholders also voted on shareholder proposals regarding: (i) a change in the treatment of abstentions for purposes of vote counting and (ii) a policy to prohibit vesting of deferred equity awards for senior executives who resign to enter government service.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of shareholders or until the director’s successor has been duly elected and qualified or the director’s earlier resignation, death or removal. The shareholders’ vote ratified the appointment of the independent auditor. The proposal to approve the compensation of executives as disclosed in the 2017 Proxy, through an advisory vote, was approved. The advisory vote on the frequency of future advisory votes on executive compensation was held, and the option of “1 Year” received a majority of the votes cast. The proposals to approve the amended and restated EICP and the amended and restated DECAP were approved. The shareholder proposals regarding a change in the treatment of abstentions for purposes of vote counting and a policy to prohibit vesting of deferred equity awards for senior executives who resign to enter government service were not approved.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the shareholders as follows:

1.	Election of Directors	For	Against	Abstain	Broker Non -vote
	Erskine B. Bowles	1,546,939,795	28,213,298	2,864,947	124,072,252
	Alistair Darling	1,569,008,192	5,283,553	3,726,295	124,072,252
	Thomas H. Glocer	1,570,200,918	4,980,180	2,836,942	124,072,252
	James P. Gorman	1,540,079,011	28,056,819	9,882,210	124,072,252

	Robert H. Herz	1,568,335,716	6,911,057	2,771,267	124,072,252
	Nobuyuki Hirano	1,559,371,795	15,922,016	2,724,229	124,072,252
	Jami Miscik	1,569,294,863	4,832,170	3,891,007	124,072,252
	Dennis M. Nally	1,570,286,726	4,888,905	2,842,409	124,072,252
	Hutham S. Olayan	1,545,022,810	28,273,117	4,722,113	124,072,252
	James W. Owens	1,547,058,723	28,315,348	2,643,969	124,072,252
	Ryosuke Tamakoshi	1,558,713,952	16,414,583	2,889,505	124,072,252
	Perry M. Traquina	1,569,093,696	5,481,693	3,442,651	124,072,252
	Rayford Wilkins, Jr.	1,568,260,551	6,436,353	3,321,136	124,072,252

2.	Ratification of Appointment of Independent Auditor	1,685,758,642	14,372,359	1,959,291

3.	Approval of Compensation of Executives (Non-Binding Advisory Vote)	1,423,131,150	150,806,416	4,080,474	124,072,252

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN	Broker Non -vote
4.	Frequency of Advisory Vote to Approve Compensation of Executives (Non-Binding Advisory Vote)	1,448,630,410	2,969,483	123,492,057	2,926,090	124,072,252

		For	Against	Abstain	Broker Non -vote
5.	Approval of the Amended and Restated Equity Incentive Compensation Plan	1,305,157,175	269,171,984	3,688,881	124,072,252

6.	Approval of the Amended and Restated Directors’ Equity Capital Accumulation Plan	1,472,385,362	101,702,197	3,930,481	124,072,252

7.	Shareholder Proposal Regarding a Change in the Treatment of Abstentions for Purposes of Vote Counting	118,708,473	1,448,707,469	10,602,098	124,072,252

8.	Shareholder Proposal Regarding a Policy to Prohibit Vesting of Deferred Equity Awards for Senior Executives who Resign to Enter Government Service	278,135,165	1,290,603,776	9,279,099	124,072,252

____________________

* Not applicable.

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year. In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board of Directors has decided that it will hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting in 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Morgan Stanley Equity Incentive Compensation Plan, as amended and restated as of March 30, 2017.

10.2	Morgan Stanley Directors’ Equity Capital Accumulation Plan, as amended and restated as of March 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	May 22, 2017	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary